                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C.  20549


                                FORM 8-K


                             CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of Report (date of earliest event reported):  April 13, 1999




                      DURAMED PHARMACEUTICALS, INC.
         ______________________________________________________
         (Exact name of registrant as specified in its charter)


         Delaware                 0-15242            11-2590026
         _______________________________________________________
         (State or other       (Commission         (IRS Employer
          jurisdiction of       File Number)        Identifi-
          incorporation)                            cation No.)



      7155 East Kemper Road, Cincinnati, Ohio  45249 (513) 731-9900
      _____________________________________________________________
         (Address and telephone number, including area code, of
                      principal executive offices)
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                INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6, 7, 8 and 9 are not applicable and are omitted from this Report.

Item 5.       Other Events
              ____________

              Due to scheduling conflicts with the previously announced earlier date, the 1999 Annual Meeting of Stockholders of Duramed Pharmaceuticals, Inc. has been rescheduled for September 23, 1999. Any stockholder desiring to submit a proposal under Securities and Exchange Commission Rule 14a-4(c) for consideration at the 1999 Annual Meeting must notify Duramed no earlier than April 30, 1999 and no later than May 30, 1999. The March 31, 1999 deadline for stockholder proposals under SEC Rule 14a-8 (set forth in Duramed's Proxy Statement for its 1998 Annual Meeting) remains unchanged.

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                               SIGNATURES
                               __________


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 13, 1999           DURAMED PHARMACEUTICALS, INC.



                                By /s/ Timothy J. Holt
                                   ______________________________
                                   Timothy J. Holt
                                   Senior Vice President-Finance
                                     and Administration